POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ Frank H. Blatz, Jr.
Date	Signature

/s/ Arthur J. Pugh	Frank H. Blatz, Jr.
Witness	Name of Director

Arthur J. Pugh
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

December 13, 2011	/s/ Alice Gresham
Date	Signature

/s/ Traci Goldt	Alice Gresham
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

November 17, 2011	/s/ William Lester
Date	Signature

LuAnn Damewood	William Lester
Witness	Name of Director

/s/ LuAnn Damewood
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director and Officer of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek
Witness	Name of Director and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ Cynthia Milligan
Date	Signature

/s/ Traci Goldt	Cynthia Milligan
Witness	Name of Director

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Director of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ Arthur J. Pugh
Date	Signature

/s/ Frank H. Blatz, Jr.	Arthur J. Pugh
Witness	Name of Director

Frank H. Blatz
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Officer of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke, Andrew K. Niebler and Jane B. Maxwell my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund in connection with any transaction approved by the Board of Directors.

            When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Fund, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

            WITNESS my hand on the date set forth below.

12/8/11	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer
Witness	Name of Officer

Traci Goldt
Witness Name (Printed)